Root Lowers Cost of Capital Through Refinancing and Announces $75 Million Share Repurchase Program

COLUMBUS, Ohio, May 6, 2026 (GLOBE NEWSWIRE) — Root, Inc. (NASDAQ: ROOT), the leading technology company in car insurance, today announced it has successfully refinanced its existing debt into a new term loan facility led by The Huntington National Bank. In addition, Root’s board of directors has authorized the company to repurchase up to $75 million of its Class A common stock. Together, these actions further optimize the company’s capital structure and reflect its strong financial position, disciplined capital management, and commitment to enhancing long-term stockholder value.

"These actions reflect the strength of our operating performance and the progress we’ve made improving our cost of capital,” said Alex Timm, Founder and CEO of Root. “With a more efficient capital structure, we have greater flexibility to allocate capital dynamically. Our focus remains unchanged: deploying capital where we see the highest risk-adjusted returns, across both investing in the business and returning capital to stockholders.”

Debt Refinancing

On May 4, 2026, Root completed a $200 million senior secured term loan financing led by The Huntington National Bank. The term loan matures on May 4, 2029. Root used the proceeds from the term loan to repay its existing $200 million term loan facility with BlackRock and secure lower-cost bank financing. The term loan initially bears interest at SOFR + 3.25%, with pricing based on the company’s debt-to-capital ratio. This term loan represents a 225 basis point reduction from the prior facility and is expected to generate approximately $4.5 million in annual interest expense savings. In the second quarter of 2026, Root will expense approximately $4.8 million of unamortized debt discount, issuance costs, and a prepayment premium related to the prior term loan. The new credit facility enhances Root’s capital flexibility, including increased capacity to opportunistically execute share repurchases while continuing to invest in strategic priorities.

Share Repurchase Program

Root’s board of directors has authorized a share repurchase program of up to $75 million. Root may utilize various methods to effect any repurchases, which could include open market purchases, privately negotiated transactions, block purchases, accelerated share repurchase agreements or a combination of methods, including pursuant to trading plans adopted under Rule 10b5-1 under the Securities Exchange Act of 1934. The share repurchase program is intended to provide flexibility and enable opportunistic repurchases. It has no fixed expiration date, does not obligate Root to repurchase any specific number of shares or dollar amount, and may be modified, suspended, or discontinued at any time at the discretion of Root’s board of directors.

About Root, Inc.
Root is revolutionizing insurance through data science and technology to provide consumers a personalized, easy, and fair experience. Since launching in 2015, the Root app has more than 17 million downloads and has collected almost 36 billion miles of driving data to inform its insurance offerings. Root, Inc. (NASDAQ: ROOT) is the parent company of Root Insurance Company.

Learn more at root.com.

Contacts

Media:
press@joinroot.com

Investor Relations:
ir@joinroot.com

Forward-looking statements

This press release contains forward-looking statements relating to, among other things, our share repurchase program, capital strategy, and the future performance of Root and its consolidated subsidiaries that are based on Root’s current expectations, forecasts, and assumptions, and involve risks and uncertainties. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “path,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. These forward-looking statements include, but are not limited to, statements regarding: our share repurchase expectations; the anticipated benefits of our new term loan; our expected financial results for 2026; our ability to retain existing customers, acquire new customers and expand our customer reach; our expectations regarding our future financial performance, including total revenue, gross profit, net income (loss), direct contribution, adjusted EBITDA, net loss and loss adjustment expense (LAE) ratio, net expense ratio, net combined ratio, gross loss ratio, marketing costs and costs of customer acquisition, gross LAE ratio, gross expense ratio, gross combined ratio, operating expenses, quota share levels, changes in unencumbered cash balances and expansion of our new and renewal premium base; our ability to realize profits, acquire customers, retain customers, contract with additional partners to utilize the products, or achieve other benefits from our embedded insurance offering; our ability to expand our distribution channels through additional partnership relationships, digital media, independent agents and referrals; our ability to maintain, and drive a significant long-term competitive advantage through, our partnership with Carvana Group, LLC (Carvana), and other partnerships, such as our partnerships with Hyundai Capital America, Toyota and Experian; our ability to develop products for embedded insurance and other partners; the impact of geopolitical instability, supply chain disruptions, increasing inflation, a potential increase in tariffs or the implementation of new tariffs, a recession and/or disruptions to properly functioning financial and capital markets and interest rates on our business and financial condition; our ability to remain profitable and extend our capital runway; our goal to be licensed in all states in the United States and the timing of obtaining additional licenses and launching in new states; the accuracy and efficiency of our telematics and behavioral data, and our ability to gather and leverage existing and additional data; our ability to materially improve retention rates and our ability to realize benefits from retaining customers; our ability to underwrite risks accurately and charge profitable rates; our ability to maintain our business model and improve our capital and marketing efficiency; our ability to drive improved conversion and decrease the cost of customer acquisition; our ability to maintain and enhance our brand and reputation; our ability to effectively manage the growth of our business; our ability to raise additional capital efficiently or at all; our ability to improve our product offerings, introduce new products and expand into additional insurance lines; our ability to cross sell our products and attain greater value from each customer; our ability to compete effectively with existing competitors and new market entrants in our industry; future performance of the markets in which we operate; our ability to operate a “capital-efficient” business and obtain and maintain desirable levels of reinsurance; the effect of further reductions in the utilization of reinsurance, which would result in retention of more premium and losses and could cause our capital requirements to increase; our ability to realize economies of scale; our ability to attract, motivate and retain key personnel, or hire personnel, and to offer competitive compensation and benefits; our ability to deliver a vertically integrated customer experience; our ability to develop products that utilize telematics to drive better customer satisfaction and retention; our ability to protect our intellectual property and any costs associated therewith; our ability to develop an autonomous claims experience; our ability to take rate action early and react to changing environments; our ability to meet risk-based capital requirements; our ability to realize benefits from our Texas county mutual fronting arrangement; our ability to expand domestically; our ability to comply with laws and regulations that currently apply or become applicable to our business; the impact of litigation or other losses; changes in laws or regulations, or changes in the interpretation of laws or regulations by a regulatory authority, specific to the use of artificial intelligence, or AI, telematics data and the consent to use telematics data, connected car data, and other sources of data, or relating to taxation, including changes in tax regulations, or guidance promulgated pursuant to the new legislation implemented in the One Big Beautiful Bill Act, or the OBBBA; the impact of moratoriums, mandates and similar regulations or requests related to federal government shutdowns or other economic disruptions that negatively impact our ability to charge or increase premiums or result in increased premium write-offs; our ability to defend against cybersecurity threats and prevent, or recover from, a security incident or other significant disruption of our technology systems or those of our partners and third-party service providers; the effect of interest rates on our available cash and our ability to maintain compliance with our term loan; our ability to maintain proper and effective internal control over financial reporting; and the growth rates of the markets in which we compete. Root’s actual results could differ materially from those predicted or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.

Factors that could cause or contribute to such differences also include, but are not limited to, those factors that could affect Root’s business, operating results, and stock price included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Root’s 2025 Annual Report on Form 10-K at http://ir.joinroot.com or the SEC’s website at www.sec.gov.

Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to Root on the date hereof. We assume no obligation to update such statements.